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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 18, 2007


                                PVF Capital Corp.
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               (Exact Name of Registrant as Specified in Charter)

          Ohio                         0-24948                   34-1659805
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(State or Other Jurisdiction    Commission File Number       (I.R.S. Employer
    of Incorporation)                                        Identification No.)

              30000 Aurora Road, Solon, Ohio                 44139
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          (Address of Principal Executive Offices)         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
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           STANDARD; TRANSFER OF LISTING
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         (b) On December 18, 2007, PVF Capital Corp. (the "Company") notified
Nasdaq that on January 1, 2008, it will not be in compliance with Nasdaq Marketplace Rule 4350(l), which requires that on and after January 1, 2008, all securities listed on Nasdaq (except non-equity securities which are book-entry only) must be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended. The Company is unable to cause its securities to be eligible for a Direct Registration Program by January 1, 2008 because its First Amended and Restated Code of Regulations ("Code of Regulations") currently provides that Company securities must be represented by certificates, and the issuance of uncertificated securities would constitute a violation of the Company's Code of Regulations. Amendment of the Company's Code of Regulations can be done only by the Company's stockholders, and the Company intends to submit to its stockholders at its upcoming annual meeting of stockholders scheduled for February 2008 a proposal to amend the Code of Regulations to allow the Company to issue uncertificated securities should the Board of Directors elect to do so. If this proposal is approved by the necessary vote of stockholders at the upcoming annual meeting of stockholders, the Company will be able to have its securities eligible for a Direct Registration Program shortly thereafter and thereby attain compliance with Nasdaq Marketplace Rule 4350(l).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PVF CAPITAL CORP.



Date: December 21, 2007            By: /s/ C. Keith Swaney
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                                       C. Keith Swaney
                                       President, Chief Operating Officer and
                                       Treasurer
                                       (Duly Authorized Representative)